UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date earliest event reported): September 28, 2006
SLM Funding LLC
(Exact name of registrant as specified in its charter)
SLM Private Credit Student Loan Trust 2006-C
(Exact name of issuer as specified in its charter)

DELAWARE	333-132315 333-132315-09	57-1176559
(State or other jurisdiction	(Commission File Numbers)	(I.R.S. employer
of formation)		Identification No.)
12061 Bluemont Way
V3419
Reston, VA 20190
(Address of registrant’s principal executive offices)
Registrant’s telephone number including area code: (703) 984-6419
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Exhibit Index appears on page 5

ITEM 9.01 Financial Statements and Exhibits
     In connection with the closing of SLM Private Credit Student Loan Trust 2006-C, certain opinions of Shearman & Sterling LLP and McKee Nelson LLP relating to various tax matters and to the legality of the Notes are attached.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
8.1	Opinion of Shearman & Sterling LLP

8.2	Opinion of McKee Nelson LLP

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
8.1	Opinion of Shearman & Sterling LLP dated September 28, 2006 with respect to tax matters.

8.2	Opinion of McKee Nelson LLP dated September 28, 2006 with respect to legality.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2006	SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C

By: SLM FUNDING LLC

By: /s/ MARK L. HELEEN

Name: Mark L. Heleen
Title: VICE PRESIDENT

INDEX TO EXHIBITS
Exhibit No.	Description

8.1	Opinion of Shearman & Sterling LLP dated September 28, 2006 with respect to tax matters.

8.2	Opinion of McKee Nelson LLP dated September 28, 2006 with respect to legality.

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